Components of Net Periodic Benefit Cost (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jan. 28, 2012	Jan. 29, 2011	Jan. 30, 2010
Defined Benefit Plan Disclosure [Line Items]
Service cost	$ 5	$ 6	$ 6
Interest cost	4	5	4
Expected return on plan assets	(4)	(4)	(3)
Recognized actuarial loss	0	1	1
Net periodic benefit cost	$ 5	$ 8	$ 8